SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event) July 11, 2002


                                   NELX, INC.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


   KANSAS                            0-21210                  84-092235
-------------------                -------------              ------------
(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)               Identification
Incorporation)                                                No.)


         300 Summers Street, Suite 970, Charleston, West Virginia 25301
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (304) 343-8171
                               ------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4.                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Oatley & Hansen, a professional corporation of certified public accountants ("Oatley") was the independent accounting firm for NELX, Inc., a Kansas corporation (the "Company"), for the fiscal years ended December 31, 2000 and 1999 and the five-month period ended May 31, 2001. Oatley audited the Company's financial statements for the fiscal years ended December 31, 2001 and 1999 and the five month period ended May 31, 2001 and issued unqualified reports with respect to such periods.

            Oatley's business was acquired by Gordon, Hughes & Banks, LLP ("GHB"), and the principal accountant who had been responsible for the Company's audit during the years ended December 31, 2000 and 1999 and the five-month period ended May 31, 2001 became employed by GHB. Consequently, on July 11, 2002, the Company engaged GHB ("GHB") to act as the independent accounting firm for the Company. As a result, Oatley was not retained. The Company had not consulted with GHB prior to its acquisition of Oatley, although it did consult with GHB prior to July 11, 2002, in connection with the transition of the Company's audit functions to GHB.

            Prior to GHB becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GHB regarding the application of accounting principles to a specific or contemplated transaction. Neither the Company nor anyone on its behalf consulted with GHB regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined at Item 304(a)(2) of Regulation S-B.

            The decision to change accountants was recommended and approved by the board of directors of the Company. During the period from January 1, 1999 to May 31, 2001, and through the date of this report, there were no disagreements with Oatley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Oatley, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements as described on Item 304(a)(1)(iv)(A). In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

            The Company has provided Oatley with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Oatley provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Oatley's letter is attached as an exhibit to this Current Report on Form 8-K.

                                                                          Page 2
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            The Company has  provided GHB with a copy of the  disclosures  it is making in response to Item 304(a)(2) of Regulation S-B, and GHB has indicated that no response letter will be forthcoming.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.          Exhibits:

            Exhibit
            Number         Description

            16 Letter of Oatley & Hansen, a professional corporation of certified public accountants, addressed to the United States Securities and Exchange Commission



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NELX, INC. (Registrant)

Date: July 22, 2002        By:/s/John M. Jacobs
                           ---------------------
                           John M. Jacobs, President and Chief Executive Officer



















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